EXHIBIT 21.1

MMEX Mining Corporation

List of Subsidiaries

Name of Entity	% ownership	Form of Entity	State of Incorporation	Relationship

Pecos Refining & Transport, LLC	100%	Limited Liability Company	Delaware	Holding Sub